Exhibit 10.32

AMENDMENT TO

EXCESS BENEFIT PLAN

Morgan Stanley & Co. Incorporated (the “Corporation”) hereby amends the Morgan Stanley & Co. Incorporated Excess Benefit Plan, as amended (the “Excess Plan”), as follows:

1.	Effective December 31, 2002, the last sentence of the first paragraph of Section III of the Excess Plan is amended to read as follows:

“Notwithstanding the foregoing, (i) only persons who have an Excess Benefit under this Plan on August 31, 2002, may participate in this Plan on or after September 1, 2002 and (ii) persons who are described in clause (i) of this sentence may continue to accrue an Excess Benefit after December 31, 2002 only if (A) the sum of their Period of Service as an Employee and age, each as of December 31, 2002, equals 60 and (B) they have a Period of Service as an Employee of at least 5 years as of December 31, 2002.”

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed on its behalf as of the 20th day of December, 2002.

MORGAN STANLEY & CO. INCORPORATED

By:	/S/ MICHAEL T. CUNNINGHAM